(Translation from Chinese)

Listing Agreement

Contract No.: 001.2

Party A: Amonics Limited (“Party A”), a company registered in Hong Kong.

Legal address: Amonics Ltd., Unit 101, 1/F, Winning Centre, 29 Tai Yau Street, San Po Kong Kowloon, Hong Kong, China.

Tel: (852) 2428 9723; FAX: (852) 2428 9704

Party B: EastBridge Investment Group Corp (“Party B”), a company registered in the US.

Legal address: 2101 E Broadway, #30, Tempe, AZ 85282 USA

Tel: 480 966 2020; FAX: 480 966 0808

Regarding listing of Party A’s shares in the US, Party A and Party B have, through friendly consultation, reached the following agreement for mutual obligations.

Article 1—Listing Service

Whereas, Party A asks Party B to help list its stock (Amonics Limited) in NASD OTCBB stock market.

Article 2—Authority and Preconditions

1. Party B’s authority includes consultations, negotiations involved in the listing, and the handling of relevant formalities; Party B shall have the right to choose the methods and strategies to assist the client become listed in the OTCBB. However, such methods and strategies must conform to the U.S. laws and relevant regulations of NASD.

2. Party A shall meet the following conditions before Party B’s handling of matters consigned by Party A as stipulated in Article 1 hereof:

A.

Party A shall, at the time of the execution hereof, provide Party B with financial reports for 2005 and 2006 (as of September, 2006) issued by local certified public accountants.

B.

Party A shall provide Party B with a quarterly financial report (annual financial report for the fourth quarter) issued by local certified public accountant on a quarterly basis,

Article 3—Term and Conditions

1)

Party B shall complete Party A’s consignment within a year and a half (eighteen months) on condition of Party A’s fulfillment of the following:

2)

According to the financial auditing for 2006 and 2007 in accordance with the US GAAS (Generally Accepted Auditing Standard) and GAAP (Generally Accepted Accounting Principles) prior to Party A’s successful listing,

A.

Party A has not lost over 20% of its assets as in September, 2006,

B.

Party A presents that its pre-estimated after-tax profit for 2006 and 2007 will be over HK$2,800,000 and HK$5,600,000; such pre-estimated after-tax profit shall be estimation on the basis of current market conditions, instead of guarantee or commitment.

C.

Party A is free from material suits or scandals, etc., which are detrimental to the intangible assets of Party A.

3) Party A agrees that the first day when the stock of Party A is freely transacted in NASD OTCBB shall be the date of the termination hereof. If after 18 months as of the execution hereof Party A is still not freely transacted in OTCBB in the US, the Parties agree to terminate this Consignment Contract. The Parties may also enter into a written agreement to extend the Term hereof.

Article 4—Party A’s Protection of Party B’s Interest

1. Party B agrees to bear the following expenses for the listing of Party A:

A.

Legal and consulting expenses;

B.

Expenses for 2 years (2006,2007) of GAAS/GAAP auditing;

C.

SEC application fee, road show (Party A shall bear its own traveling expenses), one year of PR expenses;

D.

Expenses for consolidation with another listed company, consolidation legal expenses, and consolidation auditing expenses;

E.

Opening expenses; Party A shall bear the share publishing expenses and registration expenses;

2. In order to protect Party B’s interest already invested or to be invested, the Parties agree to the following conditions put forward by Party B:

A.

If for any reason or no reason Party A does not want to be listed in the US, Party A agrees not to list in any manner its stock in any stock market of the world within 2 years after termination of this Contract.

B.

If for any reason or no reason Party B fails to complete Clause 1 of Article 2 and Clause 1 of Article 4, Party B agree to cancel all of A of Clause 2 of Article 4 regarding restrictions on Party A, and Party B agrees that Party A need not make financial compensation or accept any restriction clauses as stipulated in this Consignment Contract.

C.

Party A verifies that on the date of the execution hereof its shareholders and shared held by them are:

1. Man Wai Sing, Ray                              130,000 shares

2. Henry Hou-Chung Hung                         68,000 shares

3. Man King Lam                                        2,000 shares

4. EastBridge Investment Group Corp.       35,294 shares

D. After the execution hereof, Party A shall not, without written consent of Party B, change its own equity structure.

E. Party B agrees that Party A may continue to implement the existing Employee Stock Option Plan. All existing employees may     acquire shares of the Company in accordance with the Employee Stock Option Plan already signed by them.

Article 5—Timely Report

The Parties shall be responsible for notifying the other party on a timely basis regarding the progress and change of the listing.

Article 6—Consignment Expenses and Manner of Payment

1) Party A agrees to grant 35,294 shares of the Company to Party B at the time of the execution of the Contract for free as the sole consignment fee. And Party B agrees to accept such a consignment fee. Board of Directors of Party A shall provide Party B with a resolution regarding the transfer of the 35,294 shares.

Article 7—Equity Transfer

Party B shall not, prior to the SEC’s approval of the listing of Party A, transfer to any third party Party A’s shares held by Party B in any manner.

Article 8—Delay, Treatment of Equity for Failure of Due Listing

If for any reason or no reason Party A cannot or does not want to be listed in the US 18 months after this Consignment Contract becomes effective, unless such delay is consented by Party A in writing, then Party B shall, within 15 days of the expiration of the Term and any extension in writing thereof, unconditionally sell Party A’s shares held by Party B back to Party A for one US dollar total.

Article 9—Consent to Invitation

Prior to the listing, in order for Party B’s more efficient introduction of Party A’s advantages to the US investors and the stock market, Party A agrees to invite Party B to attend its board meeting and senior management meeting to have some knowledge of its daily business operation.

Article 10—Confidentiality

Party A and Party B shall be liable for actively maintaining the confidentiality of the business secret of the other party or relevant to the listing.

Article 11—Applicable Law

For matters not included herein, Contract Law of the Hong Kong SAR shall govern; implementation and construction of this Contract shall be governed by the laws of the Hong Kong SAR.

Article 12—Dispute Settlement

For all disputes and differences relevant hereto or arising from performance hereof, the Parties shall first try to settle them through friendly consultation. If no agreement is reached within 30 days as of the date of the occurrence of the dispute or difference, either party may submit the dispute to Hong Kong International Economic and Trade Arbitration Commission for arbitration in accordance with then applicable arbitration rules. The arbitration award shall be final, and binding on both parties.

Article 13 Entire Contract

This Contract shall be the final and complete contract between the Parties, and shall supersede all previous agreements between the Parties, oral or written.

Article 14—Miscellaneous

1. If this Contract has versions of more than one language, the Chinese version shall govern in case of dispute or inconsistency between them.

Article 15—Effectiveness and Modification

This Contract shall become effective as of the date when it is signed by both parties. The Parties may modify or supplement this Contract in writing, and written modification or supplementation to this Contract signed by the Parties shall be an integral part hereof, and shall have the same legal effect as this Contract.

Article 16—Duplicates

This Contract shall be served in 4 copies, with each party holding 2, each with the same legal effect.

Party A (signature and seal):                Party B (signature and seal):

/s/ Man Wai Sing                                /s/ Keith Wong

Authorized representative name,          Authorized representative name,
signature and title:                               signature and title:

Man Wai Sing, President                      Keith Wong, President

Date: Nov 23rd, 2006                         Date: Nov 23rd, 2006